SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 20,
                              1996

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



         Pennsylvania                0-10822               25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                               Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
        (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
                On September 20, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that it has been notified by the US House of Representatives Subcommittee on Oversight and Investigations that a hearing will be held Thursday, September 26, 1996 to examine the manner in which the Food and Drug Administration (FDA) handled Biocontrol Technology's 510(k) submission and the February 26, 1996 Advisory Panel Review for its Diasensor 1000 noninvasive glucose sensor for diabetics.
                 The hearing will be held at 10:00 am in Room 2322 of the Rayburn House Office Building in Washington, DC and is open to the public.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BIOCONTROL TECHNOLOGY, INC.

                              by /s/  Fred E. Cooper
                                      Fred E. Cooper, CEO
DATED: September 23, 1996